SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

April 22, 2003

Date of Report (Date of earliest event reported)

HEALTH CARE PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4675 MacArthur Court Suite 900 Newport Beach, California 92660 (Address of principal executive offices) (Zip Code)

(949) 221-0600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed with this Form 8-K:

99.1 Press Release Dated April 22, 2003.

Item 9.	Regulation FD Disclosure (Information provided under Item 12—Disclosure of Results of Operations and Financial Condition).

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On April 22, 2003, we issued a press release, which sets forth our results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE PROPERTY INVESTORS, INC. (Registrant)

Date: April 22, 2003	By:	/s/ EDWARD J. HENNING
Name: Edward J. Henning Title: Senior Vice President, General Counsel and CorporateSecretary

Exhibit Index

Exhibit	99.1 Press Release Dated April 22, 2003.